Exhibit 10.4.3

REDACTED	CONFIDENTIAL TREATMENT REQUESTED
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
SECOND AMENDMENT
to the Subscriber Agreement and Amendment Agreement
This SECOND AMENDMENT agreement (“Second Amendment”) is made on 28th day of December 2010 by and between:-
1.	AMADEUS INDIA PRIVATE LIMITED, having its registered office at E-9, Connaught House, Connaught Place, New Delhi 110001(hereinafter referred to as ”AIPL”) of the one part

and
2	MAKEMYTRIP (INDIA) PRIVATE LIMITED, having its registered office at F-46 First Floor, Malhotra Building, Connaught Place, New Delhi and corporate office at 103, Udyog Vihar Phase 1, Gurgeon — 122016, Haryana, India (hereinafter called “MMT”) of the other part.

(Collectively referred to as “Parties” and individually as a “Party”).
WHEREAS:
A.	This Second Amendment is to modify the Subscriber Agreement dated 1st February 2009 made between AIPL and MMT (referred to as the “Principal Agreement”) and the first Amendment Agreement to the Subscriber Agreement signed on 27th February 2009 (Subscriber Agreement and Amendment Agreement together referred to “Executed Agreements” hereinafter).

B.	Parties wish to amend the Executed Agreements as provided below.
NOW IT IS HEREBY AGREED as follows:-
1.	INTERPRETATION

All terms and references used in this Second Amendment shall, unless the context otherwise requires or permits, have the same meanings and construction as the terms and references in the Principal Agreement.

2.	AMENDMENTS
2.1	The Parties hereby agree that the Principal Agreement shall be amended in the following manner:-
a)	Sub Clause 7.1 of Clause 7 relating to Incentive Schedule will be replaced as under

Incentive Schedule:

Segment eligibility criteria	Incentive rate* per net segment
International segments	XXXXXX
Domestic segments (Jet Airways and Jetlite)	XXXXXX
Domestic segments (NACIL and Kingfisher)	XXXXXX
Any other Domestic airline	At the rate mutually agreed in writing

2.2	The above amendment will come into force with effect from 01st August 2010.

3.	This Second Amendment agreement along with other previously executed Amendment Agreements, addendums, Annexures etc., shall form an integral part of the Principal Agreement and except to the extent as specificied above, all other provisions contained in the Principal Agreement/ shall remain unchanged. For the sake of clarity the Parties agree that the Executed Agreements and Second Amendment with all Addendums, Annexures etc. executed shall constitute and be read as one document and the provisions of the Executed Agreements shall, subject to the modification herein contained, apply to this Second Amendment as if this Second Amendment were an integral part thereof.
IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands the day and year first above written.

	/s/ Rakesh Bansal		/s/ Rajesh Magow
	SIGNED by MR RAKESH BANSAL	)	SIGNED by MR RAJESH MAGOW
	for and on behalf of	)	for and on behalf of	)
	AMADEUS INDIA PVT. LTD.)		MAKE MY TRIP (INDIA) PVT.	)
	on 28 December 2010 )		LTD. on December 2010)
	in presence of:		in presence of:	)

	/s/ Ravi Jakkula		/s/ Sanjeev Bhasin
	Name: RAVI JAKKULA		Name: SANJEEV BHASIN
Position:	VICE PRESIDENT		Position: AVP - CONTRACTING
KEY ACCOUNTS

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